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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  February 10,  2000

                     Structured Asset Securities Corporation

             (Exact Name of Registrant as Specified in Its Charter)

DELAWARE                              333-49129                74-2440858
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(State or Other Jurisdiction         (Commission            (IRS Employer
of Incorporation)                    File Number)           Identification No.)

200 VESEY STREET, NEW YORK, NEW YORK                              10285
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                   ----------------

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

         It is expected that during March 2000, a single series of certificates, expected to be titled LB-UBS, Commercial Mortgage Pass-Through Certificates, Series 2000-C1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement, to be entered into by and among Structured Asset Securities Corporation (the "Registrant") and a master servicer, a special servicer and a trustee. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-49129) and sold to Lehman Brothers Inc. ("Lehman Brothers") and one or more other underwriters (the "Underwriters") pursuant to an underwriting agreement to be entered into by and among the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten
Certificates, Lehman Brothers on behalf of the Underwriters has advised the Registrant that prospective investors have been furnished certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The materials attached hereto have been prepared and provided to the Registrant with respect to the underwritten Certificates. The information in such materials is preliminary and will be superseded by a final prospectus relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any materials previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the materials attached hereto, such previously filed materials are superseded by the materials attached hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

         Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION:

         Not applicable.


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(c) EXHIBITS:


Exhibit No.        Description
99.1               Certain materials constituting Computational Materials and/or
                   ABS Term Sheets and disseminated in connection with the
                   expected sale of the Underwritten Certificates.

99.2               Certain materials constituting Computational Materials and/or
                   ABS Term Sheets and disseminated in connection with the expected sale of the Underwritten Certificates.

99.3               Certain materials constituting Computational Materials and/or
                   ABS Term Sheets and disseminated in connection with the expected sale of the Underwritten Certificates.

99.4               Certain materials constituting Computational Materials and/or
                   ABS Term Sheets and disseminated in connection with the expected sale of the Underwritten Certificates.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 11, 2000

                                  STRUCTURED ASSET SECURITIES
                                  CORPORATION

                                  By:     /s/ Paul Hughson
                                     ------------------------------
                                  Name:       Paul Hughson
                                       ----------------------------
                                  Title:      Senior Vice President
                                        ---------------------------


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                                  EXHIBIT INDEX

                  The following exhibits are filed herewith:


Exhibit No.                                                            Page No.
99.1             Certain materials constituting Computational
                 Materials and/or ABS Term Sheets and disseminated
                 in connection with the expected sale of the
                 Underwritten Certificates.

99.2             Certain materials constituting Computational
                 Materials and/or ABS Term Sheets and disseminated in connection with the expected sale of the Underwritten Certificates.

99.3             Certain materials constituting Computational
                 Materials and/or ABS Term Sheets and disseminated in connection with the expected sale of the Underwritten Certificates.

99.4             Certain materials constituting Computational
                 Materials and/or ABS Term Sheets and disseminated in connection with the expected sale of the Underwritten Certificates.



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